Exhibit 99.1

Regulatory Solutions LLC (“RegSol”) performed certain third party due diligence reviews of chattel loans secured by manufactured homes originated by Cascade Financial Services (Cascade”) in forty (40) states. RegSol reviewed a total of 510 loans with a principal balance of $38,094,000 and the review included loans originated from February 2017 through October 2020.

Loans were selected for review from a monthly closed loan report provided by Cascade. From July 2017 to October 2017, RegSol reviewed 100% of the loans originated by Cascade. From November 2017 to February 2018, RegSol reviewed 50% of the loans originated by Cascade. From February 2018 to August 2020, RegSol used a 25% random sample process to select the loans reviewed. Thereafter, loan selections were performed by Cascade’s warehouse lender and a list of pre-selected loans to be reviewed were sent to RegSol on a monthly basis. During any period RegSol selected the loans, the randomly selected loans were adjusted to ensure at least one loan from each state of origination was selected for each month during the review period. Listed below are the number of loans closed by state and the number of the loan files reviewed by state by RegSol during the review period.

State	Number of Loans Closed	Number of Loans Reviewed
Alabama	204	22
Arkansas	141	23
Arizona	6	2
California	2	1
Florida	130	17
Georgia	130	22
Iowa	3	1
Idaho	2	1
Illinois	12	7
Indiana	32	9
Kansas	7	2
Kentucky	73	10
Louisiana	198	23
Maine	4	1
Michigan	159	22
Missouri	12	2
Mississippi	244	35
Montana	2	1
North Carolina	111	14
New Mexico	33	9
Ohio	28	6
Oklahoma	130	23
Oregon	7	3

Pennsylvania	31	4
South Carolina	209	25
South Dakota	2	1
Tennessee	43	11
Texas	1684	202
Virginia	19	6
Vermont	3	5

RegSol was provided with scanned copies of the loan files for review during the period from June 2017 until April 2018. From May 2018 forward all loan files were accessed by RegSol through Cascade’s origination system with read only access. RegSol assumed Cascade provided the entire loan file for review.

Scope of the Reviews: The reviews included credit, valuation, data integrity, and compliance. The loans were reviewed to ensure proper origination and closing of the loans in accordance Cascade’s policies and procedures and borrower eligibility requirements set forth in Cascade’s published Community Lending and Chattel Lending guidelines (the “Guidelines”) in effect as of the date RegSol performed the reviews.

Underwriting and Cascade’s Guidelines: Each loan file selected was reviewed to ensure compliance with Cascade’s underwriting and eligibility requirements and Guidelines as provided to RegSol. A review and evaluation of underwriting decisions and approval conditions based on eligibility requirements was performed which included verification of income calculations and supporting documentation utilized by Cascade in underwriting the loans, evaluation of the borrowers’ credit history and assets. Underwriting decisions were reviewed to ensure conformity with Cascade’s underwriting guidelines. The review included:

Application: The information on the application was compared against the credit reports, and other file documents to determine whether all required information was provided and utilized in underwriting the loan. The loan application was reviewed as follows:

•	To ensure the application was complete and to determine whether or not there were any discrepancies between different documents.

•	To ensure the loan application included sufficient information for the underwriter to reach an informed decision about whether to approve the loan.

•	To ensure the maximum allowable LTV/CLTV ratios and representative credit score requirements were met depending on the eligibility requirements.

Credit Report: A new credit report in the same form as the original credit report used to approve the loan or when appropriate a business credit report for each borrower was requested and reviewed to compare and reconcile the liability information obtained on the new credit report against the credit report or information used in underwriting the loan by Cascade. The credit report and file documentation review included the following:

•	Determination that the credit reports met the time requirements under Cascade Guidelines.

•	Determination if a credit report was obtained on all borrowers who will be responsible for repayment of the loan.

•	Verification that the credit report includes both credit and public record information for each locality in which the borrower has resided during the most recent two-year period.

•	Determination that on the date of the application, the borrower’s previous 12 month housing obligation history met Cascade’s Guidelines.

•	Review bankruptcies, foreclosures, repossessed homes to determine re-establishment of credit in accordance with Cascade Guidelines.

•	Determination if more than one credit report was ordered and whether all credit reports were submitted to the underwriter.

•	Determination if any outstanding collection accounts and judgments on the credit report were explained and met Cascade’s Guidelines.

•	Review of all general debts and liabilities to ensure they were included in qualifying ratios as required by Cascade’s Guidelines.

Verifications of Employment and Income: Reverifications of employment, income, and source of funds, assets, checking, savings, and retirement accounts, mortgage and rental history, gifts (cash or equity) , and credit reports used in the original underwriting process were performed for accuracy, completeness, signatures, dates and evidence that the document was not handled by an interested party. If a written reverification of income was received during loan review it was reviewed to ensure it was satisfactory. If a written or electronic reverification was not returned, a documented second attempt or a telephone reverification was conducted and documented.

Any and all discrepancies were reviewed and investigated and RegSol verified that all conflicting information in the original documentation was resolved before the file was submitted to the underwriter and that all discrepancies in documentation discovered were resolved prior to closing. Any discrepancies were noted.

Income: Each loan file was reviewed to ensure that Cascade made a reasonable and good faith determination that the borrowers had the ability to repay the loan at the date of closing, or met qualified mortgage requirements as set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act amendments to the Truth in Lending Act. To verify income requirements were met as set forth in the Guidelines, RegSol’s review included:

•	Recalculation of payments/monthly income ratios (Residual Income)

•	Calculation of total monthly debt/monthly ratios (Maximum Housing Expense Ratios, Maximum Total Debt Ratios)

•	Verification that Cascade’s General Income Requirements were met by verifying the accuracy of the amount of income and if the income was considered Effective Income under Cascade’s Guidelines.

•	Recalculation of Effective Income and verification of supporting documentation.

•	Determination that income appears to be in line with type of employment, applicant age, and education.

•	Review and evaluation of underwriting decisions and approval conditions based on Cascade’s Guidelines.

Assets: RegSol verified and recalculated the Cash to Close -Source of Funds to ensure the minimum required down payment above funds paid as Earnest Money met Cascade Guidelines.

High Cost: RegSol verified finance charges on each loan for accuracy and recalculated the APR on each loan. During the review RegSol assumed that certain origination fees may have been lowered on loans in certain states to ensure loans would not be considered “high cost” based on Cascade’s Guidelines.

Maximum Sales Price: RegSol recalculated the maximum allowable sales price to ensure Cascade’s Guidelines were met and the actual sales price did not exceed the maximum allowable under Cascade’s Guidelines. RegSol adhered to Cascade’s established policy of using a VEP 2 for the basis of its calculations on the Maximum Sales Price Worksheet in the event a VEP is not listed on an invoice in its calculations.

Minimum Property Standards: Each loan was reviewed to ensure that Minimum Property Standards for insurance, ownership, lot rental, utility and public road access were met as set forth in the Guidelines. The review included the following:

Occupancy Review All loans were reviewed to ensure that at least one named borrower will occupy the manufactured home as a primary residence.

Hazard Insurance: Hazard and property insurance was reviewed to ensure that the policies were in effect and in the amounts required in the Guidelines. The review included a determination of whether or not the policy is the original, if in the loan file at the time of the review, and that the amount is not less than the loan amount; the existence of a mortgagee clause; and proof of initial premium payment receipt. RegSol adhered to Cascade’s established policy of accepting variances in insurance premium amounts after the promissory note is signed.

Flood Insurance: The file was reviewed to ensure that the standard flood hazard determination form was in the file; a determination was made if the loan was in a special flood hazard area; and if the loan was in a SFHA that notice was provided to borrower in timely manner.

Valuation: Cascade does not require an appraisal on these loans. Only new single section or new multi section homes are considered eligible collateral under Cascade’s Guidelines. For purposes of its valuation review, RegSol determined if a new home price report was obtained from NADA, Data Comp Services, or an equivalent valuation provider, in accordance with Cascade’s Guidelines, which only require a home price report on loans that are not considered Qualified Mortgages as set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act amendments to the Truth in Lending Act. In these instances, the home price report was reviewed to ensure Cascade’s property eligibility requirements were met. Due to limited data through these vendors, Cascade has established a tolerance of up to 1 year for the model of the home provided the subject manufactured home is a newer model.

Title and Perfecting Review: The loans were reviewed to ensure that all state documentary title and perfecting requirements were met and that documentation establishing Cascade’s security interest was in the file. To ensure all state documentary titling and perfecting requirements were met, the loan files were reviewed 60 to 90 days following the date the loan closed. Timeliness of the filings was not considered if documentation of filing was obtained and in the file at the time of RegSol’s review.

Compliance: A review of each loan was performed to determine substantial compliance with the following as generally understood by RegSol:

•	Truth-in-Lending Act (Regulation Z):

•	Ability to Repay Rule

•	Flood Disaster Act and Flood Insurance Regulations

•	Secure and Fair Enforcement Mortgage Licensing Act

•	Equal Credit Opportunity Act (Regulation B)

•	Fair Credit Reporting Act (Regulation V)

•	Home Ownership and Equity Protection Act (HOEPA)

•	Service members Civil Relief Act (SCRA)

•	Unfair or Deceptive Acts or Practices (Regulation AA)

•	Consumer Privacy laws

•	Fair Housing Act

Disclosures were reviewed for accuracy and for timing requirements; promissory notes were reviewed for compliance with federal and state late charge and prepayment penalty requirements; borrower requirements for citizenship and permanent resident status and borrower identification requirements were reviewed for compliance with the Guidelines.

RegSol’ s review of state laws was limited to relevant laws Cascade had previously provided to RegSol compiled by outside law firms, and generally covered state fees and other origination requirements.

RegSol did not make a determination as to whether the loans complied with any other federal, state, local laws, rules or regulations except for those described above.

Notwithstanding any inference to the contrary, review by RegSol of each loan’s compliance with the above does not constitute legal advice or a legal opinion on any loan. RegSol is not a law firm and staff of RegSol who are licensed attorneys are not practicing law in their work for RegSol.

Data Integrity Review: A data integrity review was performed on each loan file to:

•	Determine that all Closing Conditions were met.

•

Verify that all required legal and other required documentation was in the loan file including the application, sales contract, dealer’s invoice, promissory note and security interest, lease and/or rental agreement, and manufacturer’s warranty.

•	All files were reviewed to ensure all Red Flag messages were addressed, documented, and acknowledged during the underwriting process.

•	Validation of Borrower(s) Social Security Number(s).

•	Review of the promissory notes for accuracy, completeness, signatures, loan term and interest rate, late charges, and description of collateral.

Ratings: The following risk ratings were utilized by RegSol in the loan review process. Each loan received an overall initial and final loan risk rating. In addition, all individual compliance and credit loan exceptions also received an initial and final risk rating.

Risk	Credit Review Grading
A

•   The loan meets the applicable guidelines without exception or waiver; and

•   The borrower’s ability and willingness to repay; and

•   Occupancy status, employment, income and assets are reasonable and supported.

•   Valuation is supported by home valuations through NADA or Data Comp for all non-Qualified Mortgages and by the invoice and allowable site improvements for Qualified Mortgages.

B

•   The loan does not meet every applicable guideline for the program, however

•  Most of the loan characteristics are within the guidelines; and

•  There are documented exceptions to the guidelines; and

•   The borrower has shown the ability and willingness to repay the loan; and

•   Occupancy status, employment, income and assets are reasonable and supported.

•   Valuation cannot be supported within 10% of the home valuations obtained through NADA or Data Comp for all non-Qualified Mortgages or by the invoice and allowable site improvements for Qualified Mortgages.

C

•   The loan does not meet every applicable guideline for the program and

•  Most of the loan characteristics are within the guidelines; and

•  Significant layered risk exists; and

•  There are weak or no compensating factors for exceptions to the guidelines; or

•   The borrower’s ability and willingness to repay is questionable; or

•   Occupancy status, employment, income or assets are unreasonable or not supported; or

•   RegSol believes there is a material likelihood of fraud; or

•   The loan is listed as a Qualified Mortgage, but does not satisfy the conditions for Qualified Mortgage eligibility (but does satisfy the ATR rules.)

•   Valuation cannot be supported by the home valuations obtained through NADA or Data Comp for non-Qualified Mortgages or the invoice and allowable site improvements for Qualified Mortgages.

D

•   RegSol did not receive the loan file, or the loan file is incomplete and the information in it is insufficient to perform the basic review.

•   RegSol did not receive the loan file or the valuation method is missing from the file; RegSol could not conduct the review.

Risk	Compliance Grading
A

•   The loan is in substantial compliance with all applicable laws and regulations including TILA and Regulation Z; and

•   When legally required, a benefit to the borrower exists and is documented; and

•   The contract and other legal documents accurately reflect the agreed upon loan terms and have been executed by all of the loan applicants; and

•   All funds are completely disbursed in full; and

•   The originator has verified and clearly documented borrower’s ability to repay; and

•   If applicable RegSol has verified that the loan is a Qualified Mortgage.

B

•   When legally required, a benefit to the borrower exists and is documented; and either

•   A violation of law or regulation exists, but does not and will not have any adverse impact on the loan or its holders; or

•   The loan is missing a required disclosure, but this does not and will not have any adverse impact on the loan or its holders.

C	• The loan terms violate one or more applicable laws and regulations, which could adversely impact the loan or its holders; or

• The loan is missing required disclosures, which could adversely impact the loan or its holders; or

• A benefit to the borrower cannot be discerned; or

• The contract and other legal documents do not accurately reflect the agreed upon loan terms; or

• Not all of the applicants signed the contract although the loan was approved based on the income and assets from all the applicants; or

• Legal documents are signed in the name of a corporation without a personal guarantee; or

• Funds have not been disbursed, and the file does not include a written explanation that is consistent with prudent origination practices; or

• Compliance with ATR rules is not established or documented in a manner that is consistent with prudent origination practices.

D	• The loan file or legal documents were not delivered to the reviewer for basic review.

Assumptions: RegSol assumed, at Cascade’s request, the following in its review of Cascade’s loan files:

1.	Cascade managers are authorized to reduce the Flood Certification Fee, Credit Report Fee, NADA Valuation Fee and/or Appraisal Fee on certain files to reconcile cash to close.

2.

The Delivery Certification and Modification of Promissory Note and Security Agreement is signed by the borrower when the home is delivered and funds are disbursed. The date signed triggers the Verbal/Funding VOE.

3.	The Executive Agreement is executed by the Home Community and the Lender and a copy is not required to be placed in the loan file.

4.	Origination fees may be lowered in certain states to ensure the loan is not considered “high cost”.

5.

Cascade’s standard chattel promissory note has a provision at the very end for “For Persons with No Personal Liability on the Note” in which a non-purchasing spouse who is not a party to the actual loan agrees to subordinate any interest they may have in the home to Cascade’s security interest. Where a non-purchasing spouse is not available, this signature is not obtained. (This can occur where, for example, the spouses have not communicated with each other in some time.) Cascade has determined that not obtaining this signature should not prevent Cascade from taking possession of the collateral and selling it.

6.

Non-married co-borrowers jointly purchasing a home, may separately execute the note for the loan. This can result in Cascade having two promissory notes for the same loan, which are identical except for the names of the borrowers. Cascade has determined that this should not affect the legal enforceability of the obligation or the credit quality of the loan.

7.

The list of accessories (range, refrigerator, washer, dryer, skirting) financed under the Promissory Notes do not always match the list of accessories on the Purchase/Sales Agreement, Maximum Sales Price Worksheet and/or invoice in the loan files. Cascade has determined that these errors are the responsibility of the dealers and the value of the accessories are not considered to have material value at time of repossession.

8.	Cascade does not require HUD tags and photos of the home on delivery and installation.

9.	Cascade has established a tolerance of up to 4 feet on the length/width of the manufactured home for purposes of the description of the manufactured home on the Promissory Note and other documents.

10.	For home price report purposes, Cascade has established a tolerance of up to 1 year for the model of the home provided the subject manufactured home is a newer model.

11.	Cascade has established a policy of using a VEP 2 for the basis of its calculations on the Maximum Sales Price Worksheet in the event the VEP is not listed on an invoice.

12.	The fees set by Cascade are in good faith and are in compliance with applicable federal, state and local laws, rules and regulations.

13.

Cascade accepts variances in insurance premium amounts after the Promissory Note is signed. Adjustments to escrow are addressed at annual escrow analysis and corrections are made after a full year period.

14.

Cascade accepts the accuracy of the home description, property address, and legal description on the Delivery Certification if there is conflicting information in other loan file documentation including the promissory note.

RegSol did not independently verify the foregoing assumptions by Cascade.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

RegSol’ s review of Cascade’s loan files and its findings are dependent on the receipt of complete and accurate data from Cascade and any third parties on which RegSol relied, as noted in its reviews. RegSol’ s review of state laws was performed only to the extent that Cascade provided RegSol with legal opinions from outside law firms regarding a specific state’s laws, rules and regulations. There can be no assurance that the reviews performed by RegSol uncovered all of the facts relating to the origination of any loan. As a result, RegSol’ s determination of any loan’s substantial compliance with the laws, rules, and regulations, is qualified by the facts provided to RegSol.

Any decisions as to whether to purchase or enter into a transaction related to any of these loans, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, should be made solely by Cascade, or other agreed upon party, that has engaged RegSol to prepare this report pursuant to its instructions and guidelines. Cascade or any other agreed upon party, acknowledges and agrees that the risk ratings applied by RegSol are designed to identify potential risk and Cascade or other agreed upon party, assumes sole responsibility for determining the suitability of the information summarized in this report for its particular use. RegSol does not make any representation or warranty as to the value of the collateral for any loan or loans that has been reviewed by RegSol.

The findings set forth in this report prepared by RegSol do not constitute legal advice or opinions. RegSol is not a law firm, although RegSol does have on staff individuals who are also licensed as attorneys.

OVERALL SUMMARY RESULTS

The tables below summarize the initial and final overall risk rating for each loan reviewed.

All Loans
	Initial	Final	Initial Average	Final Average
A	162	208	31.76%	40.78%
B	247	250	48.43%	49.02%
C	84	51	16.47%	10.00%
D	17	1	3.33%	0.20%

The following tables set forth the initial and final risk ratings for each exception category (Compliance, Credit, Title and Perfecting, and Property Valuation). Please note loans may have exceptions in more than one category.

COMPLIANCE RESULTS SUMMARY

Compliance Exceptions
	Initial	Final	Initial Average	Final Average
A	5	190	0.60%	22.89%
B	755	632	90.96%	76.14%
C	50	7	6.02%	0.84%
D	20	1	2.41%	0.12%

CREDIT RESULTS SUMMARY

Credit Exceptions
	Initial	Final	Initial Average	Final Average
A	28	258	4.64%	42.72%
B	389	296	64.40%	49.01%
C	180	50	29.80%	8.28%
D	7	0	1.16%	0.00%

TITLE & PERFECTING COMPLIANCE EXCEPTIONS

T&P Compliance Exceptions
	Initial	Final	Initial Average	Final Average
A	0	13	0.00%	59.09%
B	14	9	63.64%	40.91%
C	5	0	22.73%	0.00%
D	3	0	13.64%	0.00%

Note: The Titling and Perfecting table covers the period from June 2018 until August 2020 only.

PROPERTY VALUATION RESULTS SUMMARY

Valuation - Credit Exceptions (substantive)
	Initial	Final	Initial Average	Final Average
A	0	36	0.00%	80.00%
B	7	1	15.56%	2.22%
C	38	8	84.44%	17.78%
D	0	0	0.00%	0.00%

Valuation - Compliance Exceptions (Missing Documentation and/or Disclosures)
	Initial	Final	Initial Average	Final Average
A	0	9	0.00%	10.00%
B	89	81	98.89%	90.00%
C	1	0	1.11%	0.00%
D	0	0	0.00%	0.00%